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                                                                  EXHIBIT 10.18

                             TOYOTA DEALER AGREEMENT

This is an Agreement between Gulf States Toyota, Inc. (DISTRIBUTOR), and Escude-T, L.L.C. (DEALER), a(n) [_] individual, [_] partnership, [_] corporation. If a corporation, DEALER is duly incorporated in the State of Delaware and doing business as Mark Escude Toyota.

                    PURPOSES AND OBJECTIVES OF THIS AGREEMENT

DISTRIBUTOR sells Toyota Products which are manufactured or approved by Toyota Motor Corporation (FACTORY) and imported and/or sold to DISTRIBUTOR by Toyota Motor Sales, U.S.A., Inc. (IMPORTER). It is of vital importance to DISTRIBUTOR that Toyota Products are sold and serviced in a manner which promotes consumer confidence and satisfaction and leads to increased product acceptance. Accordingly, DISTRIBUTOR has established a network of authorized Toyota dealers, operating at approved locations and pursuant to certain standards, to sell and service Toyota Products. DEALER desires to become one of DISTRIBUTOR's authorized dealers. Based upon the representations and promises of DEALER, set forth herein, DISTRIBUTOR agrees to appoint DEALER as an authorized Toyota dealer and welcomes DEALER to DISTRIBUTOR's network of authorized dealers of Toyota Products.

This Agreement sets forth the rights and responsibilities of DISTRIBUTOR as seller and DEALER as buyer of Toyota Products. DISTRIBUTOR enters into this Agreement in reliance upon DEALER's integrity, ability, assurance of personal services, expressed intention to deal fairly with the consuming public and with DISTRIBUTOR, and promise to adhere to the terms and conditions herein. Likewise, DEALER enters into this Agreement in reliance upon DISTRIBUTOR's promise to adhere to the terms and conditions herein. DISTRIBUTOR and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of the FACTORY, IMPORTER, DISTRIBUTOR, DEALER or Toyota Products in general. The parties acknowledge that the success of the relationship between DISTRIBUTOR and DEALER depends upon the mutual understanding and cooperation of both DISTRIBUTOR and DEALER.

I.       RIGHTS GRANTED TO THE DEALER

         Subject to the terms of this Agreement, DISTRIBUTOR hereby grants DEALER the non-exclusive right:

         A. To buy and resell the Toyota Products identified in the Toyota Product Addendum hereto which may be periodically revised by IMPORTER;

         B. To identify itself as an authorized Toyota dealer utilizing approved signage at the location(s) approved herein;

         C. To use the name Toyota and the Toyota marks in the advertising, promotion, sale and servicing of Toyota Products in the manner herein provided.

         DISTRIBUTOR reserves the unrestricted right to sell Toyota Products and to grant the privilege of using the name Toyota or the Toyota Marks to other dealers or entities, wherever they may be located.


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II.      RESPONSIBILITIES ACCEPTED BY THE DEALER

         DEALER accepts its appointment as an authorized Toyota dealer and agrees to:

         A. Sell and promote Toyota Products subject to the terms and conditions of this Agreement;

         B. Service Toyota Products subject to the terms and conditions of this Agreement;

         C. Establish and maintain satisfactory dealership facilities at the location(s) set forth herein; and

         D.       Make all payments to DISTRIBUTOR when due.

III.     TERM OF AGREEMENT

         This Agreement is effective this 14th day of April, 2000, and shall continue for a period of two (2) years, and shall expire on April 13, 2000, unless ended earlier by mutual agreement or terminated as provided herein. This Agreement may not be continued beyond its expiration date except by written consent of DISTRIBUTOR and IMPORTER.

IV.      OWNERSHIP OF DEALERSHIP

         This Agreement is a personal service Agreement and has been entered into by DISTRIBUTOR in reliance upon and in consideration of DEALER's representation that only the following named persons are the Owners of DEALER, that such persons will serve in the capacities indicated, and that such persons are committed to achieving the purposes, goals and commitments of this Agreement:


                         OWNERS'                                     PERCENT OF
                          NAMES                    TITLE             OWNERSHIP
        --------------------------------    --------------------    ------------
        Asbury Automotive Arkansas            Holding Company           100%
        --------------------------------    --------------------    ------------
        Dealership Holdings, L.L.C.
        --------------------------------    --------------------    ------------

        --------------------------------    --------------------    ------------

        --------------------------------    --------------------    ------------

V.       MANAGEMENT OF DEALERSHIP

         DISTRIBUTOR and DEALER agree that the retention of qualified management is of critical importance to satisfy the commitments made by DEALER in this Agreement. DISTRIBUTOR, therefore, enters into this Agreement in reliance upon DEALER's representation that Kurt J. Obermeyer, and no other person, will exercise the function of General Manager, be in complete charge of DEALER's operations, and will have authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER's operations.
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VI.      CHANGE IN MANAGEMENT OR OWNERSHIP

         This is a personal service contract. DISTRIBUTOR has entered into this Agreement because DEALER has represented to DISTRIBUTOR that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service Toyota products in the most effective manner, enhance the Toyota image and increase market acceptance of Toyota Products. Because DISTRIBUTOR has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any change in ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of DISTRIBUTOR, which DISTRIBUTOR shall not unreasonably withhold.

         DEALER agrees that factors which would make DISTRIBUTOR's withholding of consent reasonable would include, without limitation, the failure of a new Owner or General Manager to meet DISTRIBUTOR's standards with regard to financial capability, experience and success in the automobile dealership business.

VII.     APPROVED DEALER LOCATIONS

         In order that DISTRIBUTOR may establish and maintain an effective network of authorized Toyota dealers, DEALER agrees that it shall conduct its Toyota operation only and exclusively in facilities and at locations herein designated and approved by DISTRIBUTOR. DISTRIBUTOR hereby designates and approves the following facilities as the exclusive location(s) for the sale and servicing of Toyota Products and the display of Toyota Marks:

         NEW VEHICLE SALES AND SHOWROOM          USED VEHICLE DISPLAY AND SALES
         ------------------------------          ------------------------------
             955 I-20 S. Frontage Road                955 I-20 S. Frontage Road
             Jackson, MS 39204                        Jackson, MS 39204

         SALES AND GENERAL OFFICE                BODY AND PAINT
         ------------------------                --------------
             955 I-20 S. Frontage Road
             Jackson, MS 39204                        N/A

         PARTS                                   SERVICE
         -----                                   -------
             955 I-20 S. Frontage Road                955 I-20 S. Frontage Road
             Jackson, MS 39204                        Jackson, MS 39204

         OTHER FACILITIES
         ----------------

         DEALER may not, either directly or indirectly, display Toyota Marks or establish or conduct any dealership operations contemplated by this Agreement, including the display, sale and servicing of Toyota Products, at any location or facility other than those approved herein without the prior written consent of DISTRIBUTOR. DEALER may not modify or change the usage or function of any location or facility approved herein or

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         otherwise utilize such locations or facilities for any functions other than the approved function(s) without the prior written consent of DISTRIBUTOR.

VIII.    PRIMARY MARKET AREA

         DISTRIBUTOR will assign DEALER a geographic area called a Primary Market Area ("PMA"). The PMA is sued by DISTRIBUTOR to evaluate DEALER's performance of its obligations, among other things. DEALER agrees that it has no exclusive right to any such PMA. DISTRIBUTOR may add new dealers, relocate dealers, or adjust DEALER's PMA as it reasonably determines is necessary. DEALER's PMA is set forth on the PMA Addendum hereto.

         Nothing contained in this Agreement, with the exception of SECTION XIV(B), shall limit or be construed to limit the geographical area in which, or the persons to whom, DEALER may sell or promote the sale of Toyota products.

IX.      STANDARD PROVISIONS

         The "Toyota Dealer Agreement Standard Provisions" are incorporated herein and made part of this Agreement as if fully set forth herein.

X.       ADDITIONAL PROVISIONS

         In consideration of DISTRIBUTOR's agreement to appoint DEALER as an authorized Toyota dealer, DEALER further agrees:

         1. Attached hereto and incorporated herein is a document entitled addendum to paragraph X.

XI.      EXECUTION OF AGREEMENT

         Notwithstanding any other provision herein, the parties to this Agreement, DISTRIBUTOR and DEALER, agree that this Agreement shall be valid and binding only if it is signed:

         A.       On behalf of DEALER by a duly authorized person;

         B. On behalf of DISTRIBUTOR by the President and/or an authorized General Manager, if any, of DISTRIBUTOR; and

         C. On behalf of IMPORTER, solely in connection with its limited undertaking herein, by President of IMPORTER.
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XII.     CERTIFICATION

         By their signatures hereto, the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions.

              Escude-T, L.L.C. d/b/a Mark Escude Toyota               DEALER
         -------------------------------------------------------
                            (Dealer Entity Name)

         Date:     1-06-2000        By: /s/ Mark C. Escude          PRESIDENT
               --------------------     ------------------------  --------------
                                            Signature                 Title

         Date:                      By:
               --------------------     ------------------------  --------------
                                            Signature                 Title

         Date:                      By:
               --------------------     ------------------------  --------------
                                            Signature                 Title

                        Gulf States Toyota, Inc.                    DISTRIBUTOR
         -------------------------------------------------------
                         (Distributor Name)

         Date:                      By: /s/ Toby N. Hynes            PRESIDENT
               --------------------     ------------------------  --------------
                                            Toby N. Hynes             Title

         Date:                      By:
               --------------------     ------------------------  --------------
                                             Signature                Title

         Undertaking by IMPORTER: In the event of termination of this Agreement by virtue of termination or expiration of DISTRIBUTOR's contract with IMPORTER, IMPORTER, through its designee, will offer DEALER a new agreement of no less than one year's duration and containing the terms of the Toyota Dealer Agreement then prescribed by IMPORTER.

                        TOYOTA MOTOR SALES, U.S.A., INC.



         Date:  Apr. 14, 2000       By: /s/ Yoshiki Inaba             PRESIDENT
               -----------------       --------------------------   ------------
                                       Yoshiki Inaba   Signature        Title